Long-Term Debt	6 Months Ended
Jun. 30, 2011
Long-Term Debt [Abstract]
Long-Term Debt
8.	Long-Term Debt

	June 30,	December 31,
	2011	2010
	$	$

U.S. Dollar-denominated Revolving Credit Facilities due through 2018	105,000	188,000
U.S. Dollar-denominated Term Loans due through 2019	359,226	371,685
U.S. Dollar-denominated Term Loans due through 2021	326,835	332,248
U.S. Dollar-denominated Term Loans due through 2021	117,774	120,599
U.S. Dollar-denominated Unsecured Demand Loan	13,282	13,282
Euro-denominated Term Loans due through 2023	397,560	373,301

Total	1,319,677	1,399,115
Less current portion	289,651	76,408

Total	1,030,026	1,322,707

As at June 30, 2011, the Partnership had three long-term revolving credit facilities available, which, as at such date, provided for borrowings of up to $510.6 million, of which $405.6 million was undrawn. Interest payments are based on LIBOR plus margins. The amount available under the revolving credit facilities reduces by $16.2 million (remainder of 2011), $32.9 million (2012), $33.7 million (2013), $34.5 million (2014), $84.1 million (2015) and $309.2 million (thereafter). All the revolving credit facilities may be used by the Partnership to fund general partnership purposes and to fund cash distributions. The Partnership is required to repay all borrowings used to fund cash distributions within 12 months of their being drawn, from a source other than further borrowings. The revolving credit facilities are collateralized by first-priority mortgages granted on seven of the Partnership’s vessels, together with other related security, and include a guarantee from the Partnership or its subsidiaries of all outstanding amounts.
The Partnership has a U.S. Dollar-denominated term loan outstanding, which, as at June 30, 2011, totaled $359.2 million, of which $191.0 million bears interest at a fixed-rate of 5.39% and requires quarterly payments. The remaining $168.2 million bears interest based on LIBOR plus a margin and will require bullet repayments of approximately $56.0 million per vessel due at maturity in 2018 and 2019. The term loan is collateralized by first-priority mortgages on three vessels, together with certain other related security and certain guarantees from the Partnership.
The Partnership owns a 69% interest in the Teekay Tangguh Joint Venture. The Teekay Tangguh Joint Venture has a U.S. Dollar-denominated term loan outstanding, which, as at June 30, 2011, totaled $326.8 million. Interest payments on the loan are based on LIBOR plus margins. Interest payments on one tranche under the loan facility are based on LIBOR plus 0.30%, while interest payments on the second tranche are based on LIBOR plus 0.625%. One tranche (total value of up to $324.5 million) reduces in quarterly payments while the other tranche (total value of up to $190.0 million) correspondingly is drawn up with a final $95.0 million bullet payment per vessel due in 2021. This loan facility is collateralized by first-priority mortgages on the two vessels to which the loan relates, together with certain other security and is guaranteed by the Partnership.
At June 30, 2011, the Partnership had a U.S. Dollar-denominated term loan outstanding in the amount of $117.8 million. Interest payments on one tranche under the loan facility are based on LIBOR plus 0.3%, while interest payments on the second tranche are based on LIBOR plus 0.7%. One tranche reduces in semi-annual payments of $5.4 million while the other tranche correspondingly is drawn up every six months with a final $20 million bullet payment per vessel due 12 years and six months from each vessel delivery date. This loan facility is collateralized by first-priority mortgages on the two vessels to which the loan relates, together with certain other related security and is guaranteed by Teekay Corporation.
The Partnership has a U.S. Dollar-denominated demand loan outstanding owing to Qatar Gas Transport Company Ltd. (Nakilat), which, as at June 30, 2011, totaled $13.3 million. Interest payments on this loan, which are based on a fixed interest rate of 4.84%, commenced in February 2008. The loan is repayable on demand no earlier than February 27, 2027.
The Partnership has two Euro-denominated term loans outstanding, which as at June 30, 2011 totaled 274.1 million Euros ($397.6 million). Interest payments are based on EURIBOR plus a margin, which margins ranged from 0.60% to 0.66% as of June 30, 2011. The term loans have varying maturities through 2023. The term loans are collateralized by first-priority mortgages on two vessels to which the loans relate, together with certain other related security and guarantees from one of the Partnership’s subsidiaries. One of the term loans outstanding in the amount of 151.6 million Euros ($219.9 million) matures in January 2012. The Partnership expects to refinance this loan in 2011.
Also at June 30, 2011, the Partnership has an undrawn credit facility equal to the lower of $122.0 million and 60% of the aggregate purchase price of three liquefied petroleum gas (or LPG) carriers (or the Skaugen LPG Carriers), and two multigas carriers (or the Skaugen Multigas Carriers). The facility will mature, with respect to each vessel, seven years after each vessel’s first drawdown date. The facility will be collateralized by the vessels to which the loan relates. The Partnership expects to draw on this facility in 2011 to repay a portion of the amount it borrowed under its existing revolving credit facilities to purchase two Skaugen LPG Carriers in April 2009 and November 2009 and one Skaugen Multigas Carrier in June 2011. As at June 30, 2011, the Partnership had access to draw $71 million on this facility. The Partnership intends to use the remaining available funds from the facility to assist in purchasing the remaining Skaugen LPG Carrier and Skaugen Multigas Carrier.
The weighted-average effective interest rate for the Partnership’s long-term debt outstanding at June 30, 2011 and December 31, 2010 was 1.8%. This rate does not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 11). At June 30, 2011, the margins on the Partnership’s long-term debt that has been drawn on ranged from 0.3% to 0.7%.
All Euro-denominated term loans are revalued at the end of each period using the then-prevailing Euro/U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s Euro-denominated term loans, capital leases and restricted cash, the Partnership recognized foreign exchange (losses) gains, substantially all of which were unrealized, of ($8.9) million and $36.6 million, and ($29.9) million and $59.9 million for the three months ended June 30, 2011 and 2010 and the six months ended June 30, 2011 and 2010, respectively.
The aggregate annual long-term debt principal repayments required for periods subsequent to June 30, 2011 are $38.5 million (remainder of 2011), $286.2 million (2012), $70.6 million (2013), $73.5 million (2014), $129.5 million (2015) and $721.4 million (thereafter).
Certain loan agreements require that minimum levels of tangible net worth and aggregate liquidity be maintained, provide for a maximum level of leverage, and require one of the Partnership’s subsidiaries to maintain restricted cash deposits. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership is in default under its term loans or revolving credit facilities. One of the Partnership’s term loans is guaranteed by Teekay Corporation and contains covenants that require Teekay Corporation to maintain the greater of a minimum liquidity (cash and cash equivalents) of at least $50.0 million and 5.0% of Teekay Corporation’s total consolidated debt which has recourse to Teekay Corporation. As at June 30, 2011, the Partnership and its affiliates were in compliance with all covenants relating to the Partnership’s credit facilities and capital leases.